SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event repor   15-Jul-02
Asset Backed Securities Corporation
Origen Manufactured Housing Contract Senior/Subordinate
Pass-Through Certificates, Series 2002-A
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300-04          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

     On March 27, 2002 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report date15-Jul-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                 Date:
                 Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated     15-Jul-02


Origen Manufactured Housing Contract Senior/Subordinate
Pass-Through Certificates, Series 2002-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date     15-Jul-02

DISTRIBUTION SUMMARY

                     Beginning
        Original Current Principal
ClassFace Value         Amount
A-1   35,243,000    31,426,504
A-2   24,362,000    24,362,000
A-3   14,300,000    14,300,000
A-4   23,295,000    23,295,000
M-1   11,475,000    11,475,000
M-2   10,800,000    10,800,000
B-1   10,125,000    10,125,000
X    135,002,848   132,544,885


                 Current Period                 Accrued
      Principal   Pass-Through                 Interest
ClassDistribution         Rate              Distributed (1)
A-1    1,157,616       2.08000%                  50,841
A-2            0       5.22000%                 105,975
A-3            0       6.17000%                  73,526
A-4            0       7.17000%                 139,188
M-1            0       7.87000%                  75,257
M-2            0       8.85000%                  79,650
B-1            0       9.50000%                  80,156
X              0       0.00000%                       0








                  Certificate       Ending
     Realized Los     Interest Current Prin
       Principal    Shortfall       Amount
Class
  A-1          0             0   30,268,889
  A-2          0             0   24,362,000
  A-3          0             0   14,300,000
  A-4          0             0   23,295,000
  M-1          0             0   11,475,000
  M-2          0             0   10,800,000
  B-1          0             0   10,125,000
    X          0             0  131,837,024



AMOUNTS PER $1,000 UNIT
                                                               Ending
                          Prin          Int    Realized     Curr Prin
ClassCusip        Distribution Distribution        Loss        Amount
A-1  68619AAL1     32.84669126   1.44258718  0.00000000  858.86242772
A-2  68619AAM9      0.00000000   4.35000000  0.00000000 1000.00000000
A-3  68619AAN7      0.00000000   5.14166643  0.00000000 1000.00000000
A-4  68619AAP2      0.00000000   5.97500021  0.00000000 1000.00000000
M-1  68619AAQ0      0.00000000   6.55833377  0.00000000 1000.00000000
M-2  68619AAR8      0.00000000   7.37500000  0.00000000 1000.00000000
B-1  68619AAS6      0.00000000   7.91666667  0.00000000 1000.00000000
X    BCC06P3B1      0.00000000   0.00000000  0.00000000  976.54994344

                        Unpaid       Unpaid
                 Int. ShortfallInt. Shortfal     Unpaid
         Accrued        Amount       Amount Prin Shortfall
        Interest   Distributed    Remaining      Amount
A-1       50,841             0            0           0
A-2      105,975             0            0           0
A-3       73,526             0            0           0
A-4      139,188             0            0           0
M-1       75,257             0            0           0
M-2       79,650             0            0           0
B         80,156             0            0           0



Collateral Beginning Balance    132,544,885
Scheduled Principal Collected       153,456
Principal Prepayments               540,853
Liquidation Proceeds                      0
Realized Loss of Principal           13,552             Ending Count
Collateral Ending Balance       131,837,024                      3229


                        Current         Next
                     Percentage   Percentage
Class A                 100.00%      100.00%
Class M-1                 0.00%        0.00%
Class M-2                 0.00%        0.00%
Class B                   0.00%        0.00%


Pool Factor              96.16%


                                                   Count       Balance
Repossd. Contracts Purch. during Due Period           0             0
Cumulative Repossessed Contracts Purchased            0             0
Contracts Repossessed during Due Period               8       298,257

Weighted Average Net Contract R     10.6683%


                                            Interest Deficiency
                 Distribution Test                Amount
Class M-1        No Distrib. Required                 0
Class M-2        No Distrib. Required                 0
Class B          No Distrib. Required                 0



Targeted Overcollateralization Amount         9,450,199
Overcollateralization Amount                  7,211,135
Overcollateralization Deficiency Amount       2,239,064
Overcollateralization Release Amount                  0



Additional Principal Distribution Amount             463,307



Current Realized Losses                     13,552
Cumulative Realized Losses                  81,743


                               Adjusted Principal                Class
                                     Balance            Principal Balance
Class M-1                            11,475,000                   11,475,000
Class M-2                            10,800,000                   10,800,000
Class B                              10,125,000                   10,125,000
* Balance Not Including Liquidation Loss



1 Month Delinquen2 Months Delinquent *      3+ Months Delinquent *
    #     Balance             #      Balance           #       Balance
  36   1,365,474             6      281,976           3       161,881
 1.1%        1.0%          0.2%         0.2%        0.1%          0.1%

REO              Modifications              Specially Serviced
    #     Balance             #      Balance           #       Balance
   15   703479.19            24   1077737.28           0             0
 0.5%        0.5%          0.7%         0.8%        0.0%          0.0%

Foreclosure
    #     Balance
   0           0
 0.0%        0.0%

Bankruptcy
    #     Balance
   22   941609.48
 0.7%        0.7%

     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Origen Manufactured Housing Contract Senior/Subordinate
Pass-Through Certificates, Series 2002-A


                        By: /s/ David Knox
                        Name: David Knox
                        Title:  Trust Administrator
                        Bank One, NA